SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  October 13, 2006

J.P. MORGAN ACCEPTANCE CORPORATION I (as depositor under the Pooling and Servicing Agreement, relating to the J.P. Morgan Mortgage Trust 2006-A6, Mortgage Pass-Through Certificates, Series 2006-A6)

J.P. MORGAN MORTGAGE TRUST 2006-A6
(Exact name of Issuing Entity as specified in its charter)

J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of Depositor as specified in its charter)

J.P. MORGAN MORTGAGE ACQUISITION CORP.
(Exact name of Sponsor as specified in its charter)
Delaware	333-130192-22	13-3475488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 1, 2006, J.P. Morgan Acceptance Corporation I (the “Company”) entered into a Pooling and Servicing Agreement dated as of September 1, 2006 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), providing for the issuance of J.P. Morgan Mortgage Trust 2006-A6 Mortgage Pass-Through Certificates. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of September 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006, between J.P. Morgan Mortgage Acquisition Corp., as the Purchaser and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as the Sellers.*

99.2

Assignment, Assumption and Recognition Agreement, dated as of September 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., PHH Mortgage Corporation, formerly known as Cendant Mortgage Corporation, Bishop’s Gate Residential Mortgage Trust, with PHH Mortgage Corporation, as the servicer and Wells Fargo Bank, N.A., as the master servicer.

99.3

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004, between J.P. Morgan Mortgage Acquisition Corp., as purchaser, and Chase Manhattan Mortgage Corporation, as seller and servicer, as modified by the related Acknowledgement, as amended by Amendment No. 1 thereto, dated as of June 1, 2004, Amendment No. 2 thereto, dated as of January 1, 2005 and Amendment No. 3 thereto, dated as of May 12, 2005, Amendment No. 4 dated as of June 13, 2005, Amendment No. 5 dated as of August 22, 2005 and Amendment Reg AB dated as of January 1, 2006.*

99.4

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2005, as amended by that certain Amendment No. 1, dated as of January 1, 2006, by and among JPMorgan Acquisition, as purchaser, JPMCBNA, as the servicer and CHF LLC, as the seller (as amended or modified to the date hereof).**

99.5

Assignment, Assumption and Recognition Agreement, dated as of September 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and Wells Fargo Bank, N.A., as the master servicer.

* Incorporated herein by reference to the Form 8-K filed with the SEC on February 14, 2006.

** Incorporated herein by reference to the Form 8-K filed with the SEC on March 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I

By: /s/ Rosa Hyun

    Name:  Rosa Hyun

    Title:  Vice President

Dated:  October 13, 2006

Exhibit Index

4.1

The Pooling and Servicing Agreement, dated as of September 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006, between J.P. Morgan Mortgage Acquisition Corp., as the Purchaser and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as the Sellers.*

99.2

Assignment, Assumption and Recognition Agreement, dated as of September 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., PHH Mortgage Corporation, formerly known as Cendant Mortgage Corporation, Bishop’s Gate Residential Mortgage Trust, with PHH Mortgage Corporation, as the servicer and Wells Fargo Bank, N.A., as the master servicer.

99.3

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004, between J.P. Morgan Mortgage Acquisition Corp., as purchaser, and Chase Manhattan Mortgage Corporation, as seller and servicer, as modified by the related Acknowledgement, as amended by Amendment No. 1 thereto, dated as of June 1, 2004, Amendment No. 2 thereto, dated as of January 1, 2005 and Amendment No. 3 thereto, dated as of May 12, 2005, Amendment No. 4 dated as of June 13, 2005, Amendment No. 5 dated as of August 22, 2005 and Amendment Reg AB dated as of January 1, 2006.*

99.4

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2005, as amended by that certain Amendment No. 1, dated as of January 1, 2006, by and among JPMorgan Acquisition, as purchaser, JPMCBNA, as the servicer and CHF LLC, as the seller (as amended or modified to the date hereof).**

99.5

Assignment, Assumption and Recognition Agreement, dated as of September 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and Wells Fargo Bank, N.A., as the master servicer.

* Incorporated herein by reference to the Form 8-K filed with the SEC on February 14, 2006.

** Incorporated herein by reference to the Form 8-K filed with the SEC on March 15, 2006.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

J.P. MORGAN ACCEPTANCE CORPORATION I,
as Depositor

By:

/s/ Rosa Hyun
        Name:  Rosa Hyun
        Title:  Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: /s/ Melissa A. Rosal

Name:  Melissa A. Rosal

Title:  Vice President

WELLS FARGO BANK, N.A.,
as Master Servicer

By: /s/ Darron C. Woodus

Name:   Darron C. Woodus

Title:  Assistant Vice President

WELLS FARGO BANK, N.A.,
as Securities Administrator

By: /s/ Darron C. Woodus

Name:   Darron C. Woodus

Title:  Assistant Vice President

Solely for purposes of Sections 2.04 and 2.05
accepted and agreed to by:

J.P. MORGAN MORTGAGE ACQUISITION CORP.

By:/s/ Rosa Hyun
Name:  Rosa Hyun
Title:  Vice President

Solely for purposes of Sections 11.01, 11.02, 11.03, 11.06, 11.07 and 11.09
accepted and agreed to by:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Custodian

By:/s/ Bruce E. Williams
Name:  Bruce E. Williams
Title:  Assistant Vice President

State of New York

)

) ss.:

County of New York

)

On the 26th day of September 2006, before me, a notary public in and for the State of New York, personally appeared Rosa Hyun known to me who, being by me duly sworn, did depose and say that she is the Vice President of J.P. Morgan Acceptance Corporation I one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors.

/s/ Sherry Ann D. Ferary

Notary Public

[Notarial Seal]

State of Illinois

)

) ss.:

County of Cook

)

On the 28th day of September 2006, before me, a notary public in and for the State of Illinois, personally appeared Melissa A. Rosal known to me who, being by me duly sworn, did depose and say that s/he is the Vice President of U.S. Bank National Association one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors.

/s/ Patricia M. Child

Notary Public

[Notarial Seal]

State of Maryland

)

) ss.:

City of Howard

)

On the 28th day of September 2006, before me, a notary public in and for the State of Maryland, personally appeared Darron C. Woodus known to me who, being by me duly sworn, did depose and say that s/he is the Assistant Vice President of Wells Fargo Bank, N.A. one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors.

/s/ Graham M. Oglesby

Notary Public

[Notarial Seal]

State of New York

)

) ss.:

County of New York

)

On the 26th day of September 2006, before me, a notary public in and for the State of New York, personally appeared Rosa Hyun known to me who, being by me duly sworn, did depose and say that she is the Vice President of J.P. Morgan Acquisition Corp. one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors.

/s/ Sherry Ann D. Ferary

Notary Public

[Notarial Seal]

State of New York

)

) ss.:

County of New York

)

On the 26th day of September 2006, before me, a notary public in and for the State of New York, personally appeared Bruce E. Williams known to me who, being by me duly sworn, did depose and say that he is the Assistant Vice President of JPMorgan Chase Bank, National Association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors.

/s/ Rosita Walters

Notary Public

[Notarial Seal]